UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

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TELZUIT MEDICAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

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Commission file number 001-15034

Florida	01-0656115
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

5422 Carrier Drive, Suite 306
Orlando, Florida	32819
(Address of principal executive offices)	(Zip code)

(407) 354-1222
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events : On January 21, 2008, Company management held a conference call outlining recent events for the Company.  The following is an outline of what was discussed during the call

1)	During the past year we have improved and perfected the operation of the StatPatch by enhancing components on the circuit board and reducing the cost of manufacturing.

2)	We have moved the software platform for the StatPatch from the Palm operating system to Windows mobile 5.0 and most recently to Windows Mobile 6.0.

3)	We have significantly improved the Bluetooth operating range of the StatPatch resulting in fewer drops.

4)	We created a PC version of the software for institutional use.

5)	We improved the PDA software so that the OEM battery will now complete a 24 hour Holter test without the need to recharge the battery.

6)	We have run some 500 tests this year with the StatPatch system and have a 97% success rate.

7)	We believe that the failure rate of the traditional wired Holter is much greater than our 3%. Perhaps as high as 30%.

8)	Our use of the StatPatch on patients has been successfully paid for by Medicare and other third party payers.

9)
The Cardiologist reviewing the StatPatch tests and interpreting the results via a written report back to the physicians ordering the Holter has found the StatPatch recordings to be of excellent quality, accurate and exceedingly easy to evaluate and interpret. The Cardiologist also believes that the StatPatch is more efficient than other technology out there now.

10)	We have reduced the cash burn rate of the company from over $400k per month to under $100k per month.

11)	Component changes and manufacturing efficiencies will reduce the overall cost of the StatPatch and yield us an improved profit margin. Also, PDA acquisition costs have been reduced by 60%.

12)	We have distribution agreements in progress to hit the ground running as soon as there is enough funding to start building sufficient inventory of the StatPatch.

13)
We are in substantive discussions with a foreign provider if EKG products and services to serve as their OEM for wireless holter monitors and related products. This third party will have rights to our product in Europe and selected US markets, if we successfully complete this partnership. We believe that if successfully completed this partnership will provide the company with sales levels that are substantial.

14)	We have begun discussions with one of the largest distributers of EKG products in the US to serve as our distributer in selected US markets.

15)
To sum up, the product is ready to tackle the holter monitoring market. We believe we have the relationships in place or nearly in place that will enable us to achieve substantial penetration. We currently lack the financial resources to fulfill this plan.

16)	On a related note we intend to make strategic additions to the Board of Directors. Kenneth Adams and Richard Bischoff have resigned from the Board to make way for future additions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telzuit Medical Technologies, Inc.
(Registrant)

Date: January 21, 2008	By:	/s/ Warren D. Stowell
Warren D. Stowell
President and Chief Executive Officer